Petrol Oil and Gas, Inc.

October, 2005

Corporate Overview

          Copyright 2005. Presentation and contents of this presentation are copyright by Petrol Oil and Gas, Inc. All rights reserved. Copying of the presentation is forbidden without the prior written consent of Petrol Oil and Gas, Inc. Information in this presentation is provided without warranty of any kind, either express or implied, including but not limited to the implied warranties of merchantability, fitness for a particular purpose and the timeliness of the information. You assume all risk in using the information. In no event will PETROL or its representatives be liable for any direct, special, indirect or consequential damages resulting from the use of the information. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.
          Forward-looking statements may include the words "may," "could," "estimate," "intend," "continue," "believe," "expect" or "anticipate" or other similar words. Forward-looking statements are not guarantees of performance. Although PETROL believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these `expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates and interest rates; the timing and impact of natural gas demand or prices for oil and gas; the extent and effect of any hedging activities engaged in by PETROL; the extent of PETROL's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; the availability and cost of drilling rigs, experienced drilling crews and other equipment; the availability of pipeline transportation capacity; the extent to which PETROL can develop additional producing wells; the results of wells yet to be drilled that are necessary to test whether substantial acreage positions contain suitable drilling prospects; whether PETROL is successful in its efforts to more intensely develop its acreage and other production areas; political developments around the world; acts of war and terrorism and responses to these acts; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by PETROL's forward-looking statements might not occur. PETROL undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
          The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. As noted above, statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves, but also other categories of reserves that the SEC's guidelines strictly prohibit PETROL from including in filings with the SEC. Investors are urged to consider closely the disclosure in PETROL's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, available from PETROL at 3161 E. Warm Springs Road, Suite 300, Las Vegas, NV  89120 (Attn: Investor Relations). You can also obtain these forms from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

Executive Summary

Nevada Corporate Hdqtrs:

OTCBB:POIG

Current Shares Outstanding – 24,619,660*

Headquarters – Las Vegas, Nevada

Website – www.petroloilandgas.com

*12/31/04

401 Pearson Ave.

Waverly, KS 66871

Phone (785) 733-2158

Fax (785) 733-2187

3161 E. Warm Springs Rd, Ste 300

Las Vegas, NV 89120

Phone (702) 454-7318

Fax (702) 434-7594

110 E. 5th St.

Piqua, KS 66761

Phone (620) 468-2885

Fax (620) 468-2925

Rte 1

Thayer, KS 66776

Phone (620) 839-5911

Fax (620) 839-5912

Corporate Information Highlights

Kansas Field Offices:

Corporate Strategy

We will continually build value in the Company
through the development and acquisition of gas
and oil assets that exhibit consistent, predictable,
and long-lived production.  The current focus of
the Company is Coal Bed Methane reservoirs in
the central U.S., which produce both Coal Bed
Methane and conventional gas.

Established A Significant Acreage Position in the Cherokee Basin
(~165,000 acres since 2001)

New Publicly Traded Company (March 2004)

Acquired/Operate Oil Producing Properties

Raised $6.76 Million in a Private Offering for Drilling and
Development (Oct 2004).

Purchased a CBM Producing Gas Field , Petrol-Neodesha (Nov 2004).

Soliciting $30-65 Million Debt Financing for Coal Creek Development

Milestones and Progress

88,800

134,000

165,000

0

20,000

40,000

60,000

80,000

100,000

120,000

140,000

160,000

180,000

2002

2003

2004

Petrol Oil and Gas

Gross Acres

Leased Mineral Acres

Petrol Net Gas Reserves*

18.1 Bcf Net

12.7 Bcf  PROVED

5.4 Bcf Probable

* McCune Engineering Reserve Report
Dec 31, 2004

12.7

5.4

0

2

4

6

8

10

12

14

Bcf

Petrol NET

Gas Reserves

Proved

Probable

Petrol Net Reserves*

$39.63 Million PV 10%

$2.17 Million Future Net OIL
Cash Flow

* McCune Engineering Reserve Report
Dec 31, 2004

$39.63

$31.02

$8.61

$0

$5

$10

$15

$20

$25

$30

$35

$40

$45

PV 10%

Petrol Gas Reserves

PV 10%

Net Value

Proved

Probable

$0.044

$0.822

$0.866

$1.191

$1.805

$0.0

$0.2

$0.4

$0.6

$0.8

$1.0

$1.2

$1.4

$1.6

$1.8

$2.0

3rd

4th

Yr End

1st

2nd

2

0

0

4

2

0

0

5

Petrol Revenues

Basin Review

Major U.S. Coal-Bed Methane Gas Basins

Northern Rocky Mountains

and Great plains

Illinois Basin

Appalachian

Basin

Gulf Coast

Colorado Plateau

Black Warrior

United States Geologic Society (USGS)

700 Tcf CBM Reserves

7% of Total US Gas Production, 2000

Western Interior

Petrol’s Leases are located in the Cherokee Basin and
Bourbon Arch along the Kansas and Missouri border.

Relatively New CBM Basin –
Production of Cherokee Group
Coals became active in the early
’90s.

4 major transition pipelines
serve this basin

Current Counties with Petrol leases

(16 counties )

-Current production

Outlined below are the conclusions and analysis provided by Petrol geologist Bill Stoeckinger:

The Western Interior Coal Province is divided into the
Forest City and Cherokee basins in Kansas.

The Cherokee basin has had proven CBM production since
1998.

The Forest City basin is an emerging area and gas reserve
potential has not been quantified.

Coal thickness in the Cherokee Rock Group ranges from 8
to 26 feet.

Using an average thickness of 10 feet and a measured gas
content of 150 scf/ton, the in-place gas reserve potential is
1.73 Bcf per section.

Cawley, Gillespie & Associates has reviewed the analysis
and believes the assumptions are reasonable.

Other coal and shale potential is available throughout
Coffey County.

E&P Project Overview

Petrol-Neodesha --  Wilson, Neosho Co. KS

Coal Creek Project - Hatch Field, Coffey Co. KS

Pomona Gas Project – Pomona Field, Franklin Co. KS

Missouri Gas Project – Belton Field, Cass Co. MO

Oil Field Projects --  South Eastern KS

Current Projects

Neosho

County

Wilson

County

Current Position

10,000 Gross Acres

100% WI

79.5% NRI

Resources/Reserve Est.

Proven Reserves 9.9 Bcf - (PV10 $23.8)*

Probable Reserves 4.3 Bcf - (PV10 $6.5 M)*

Field Production Ave. 2,900 Mcfd

Gas Gathering (56 miles)/Compression

Sales into Southern Star Pipeline

Operations

76 Producing Wells

8 SWD Wells

50-100  New Well Locations

*McCune Engineering,  Dec 2004

    Petrol-Neodesha Project

Petrol-Neodesha

Recent $800,000 Development Program

Drilled 5 New Wells in May 2005

Enhanced the Capacity of the Gas Gathering System

Installed New Gas Processing and Compression
Facilities

Net Increased Gas Sales by about 600 Mcfd
(35%)

Petrol-Neodesha Net Future Cash Flow (PV10%) *

$30.26 Million PV10%

$23.72 Million Proven

$6.54 Million Probable

* McCune Engineering Reserve Report Dec 31, 2004

$30.26

$23.72

$6.54

$0

$5

$10

$15

$20

$25

$30

$35

$40

PV 10%

Petrol Gas Reserves

Future Net Cash Flow (PV10%)

Net Value

Proved

Probable

Current Position

92,000 Net Acres

100% WI

84.375% NRI

Resources/Reserve Estimates

Proved    1.9 Bcf

Probable  1.2 Bcf

3 Major Interstate Pipelines

Operations

18 CBM Wells

Drill Cuttings & Whole Core

High De-Watering Rates

Initial Sustained Gas Rates

Coal Creek Project

* McCune Engineering Reserve Report Dec 31, 2004

R13E

R14E

R15E

R16E

R17E

T19S

T20S

T21S

T22S

T23S

R13E

R14E

R15E

R16E

R17E

T19S

T20S

T21S

T22S

T23S

Lebo

Waverly

Burlington

Gridley

Aliceville

Halls

Summit

Enbridge

Southwest

Northeast

NorthWest

So. Star

CMS Energy

Coal Creek Project Current Reserves

$6.51

$1.72

0

1

2

3

4

5

6

7

Proven

Probable

Possible

Coal Creek

Current PV 10%

Osage

County

Anderson

County

Franklin

County

Current Position

36,000 Gross Acres

100% WI

84.375% NRI

Resources/Reserve Estimates

Possible CBM Reserves

Proven Conv. Gas Reserves

2 Major Interstate Pipelines

Operations

13 Conv. Wells

1 Salt Water Disposal Well

Dewatering CBM Testing

Based on 150 scf/ton with 10 ft net CBM pay or 1.73 Bcf/Section

Pomona Gas Project

Missouri Project

Current Position

15,000 Gross Acres

100% WI

84.375% NRI

Resources/Reserve Estimates

Possible CBM/Shale Reserves

Very Shallow CBM/Shale Gas Reserves

Gassy Coals/Shales Drill Cuttings

1 Major Interstate Pipeline

Operations

5 Exploratory Wells

Extremely Low Well Costs

Cass County

Bates County

* McCune Engineering Reserve Report Dec 31, 2004

Development Strategy

Corporate Development Strategy

Petrol-Neodesha

Infill Drilling Program

3 New Wells Last Week

5 New Drill Intents for This Fall

Optimize Gas Gathering System

Acquire Additional Nearby Mineral Leases

Coal Creek Project

Acquire $50Million Debt Financing

Initiate an Accelerated Drilling Program to Prove the Reserves

Develop the Entire Project Area (82,000 acres)

Trade on AMEX or NASDAQ

R13E

R14E

R15E

R16E

R17E

T19S

T20S

T21S

T22S

T23S

R13E

R14E

R15E

R16E

R17E

T19S

T20S

T21S

T22S

T23S

Lebo

Waverly

Burlington

Gridley

Aliceville

Halls

Summit

Enbridge

Southwest

Northeast

NorthWest

So. Star

CMS Energy

Coal Creek Project Development

PHASE I

PHASE II

Wells

Wells

180

360

FINANCING

FINANCING

32,700,000

$

31,335,000

$

Actual

Actual

Dev. Costs

Dev. Costs

33,282,297

$

56,438,790

$

Drill/Completion

22,743,990

$

45,487,980

$

Drill/Completion

Gas Gathering

712,800

$

1,425,600

$

Gas Gathering

Contingeny

1,137,201

$

2,274,399

$

Contingeny

Pipeline/Compressor Site

8,688,306

$

7,250,811

$

Pipeline/Compressor Site

Summary

Coal Creek Project Development Summary

$38.49

$8.23

$30.26

0

5

10

15

20

25

30

35

40

45

Total

Coal

Creek

P-N

BEFORE Coal Creek Dev.

Asset Impact:  Developing Coal Creek Project   Phase I

$200.02

$169.76

$30.26

0

50

100

150

200

250

Total

Coal Creek

P-N

AFTER Coal Creek Dev.

Asset Impact:  Developing Coal Creek Project   Phase I

Corporate Summary

Acquired ~ 165,000 acres since 2001

Last 4 Qtrs were Revenue Producing

Cash Flow Positive from Operations.

Coal Creek Development Can Significantly Enhance
Future Cash Flow

Market & Financial Information

OTC BB: POIG

25.2 MM Shares Issued & Outstanding

$50.4 MM Equity Market Cap at recent closing price of
$2.00 per share

Convertible Debt P-N about $6.5 Million

Participate in Broker Presentations for Institutional &
Retail Investor Support

     Petrol Senior Management Team

Paul Branagan, President /CEO

President & CEO since Company Inception in 2001

30 yrs in Major R&D Projects involving Complex Gas Reservoirs

President of B&A Inc. Oil and Gas Consulting firm to clients such as

        Conoco, Mobil and CNPC in China.

Gary Bridwell, Drilling/Production Field Manager

20yrs Field Production Supervision

Former Meritage CBM Explor/Development

Former Field Supervisor Stroud Oil

Owner/Operator Black Rain Energies

W.T. (Bill) Stoeckinger, Geologist

40 yrs E&P Geologist

Worldwide CBM Expertise

25 yrs Int’l E&P Chevron-Texaco

Lawrence Finn, CFO

32 yrs oil and gas financial experience, CDX, Wiser, May Petroleum

19 yrs as Financial officer, VP and Sr. Analyst

CPA with experience in un-conventional oil and gas projects

Petrol Historical Stock Trades

$1.25

$1.50

$1.75

$2.00

$2.25

$2.50

$2.75

$3.00

$3.25

$3.50

$3.75

$4.00

0.0E+00

2.0E+05

4.0E+05

6.0E+05

8.0E+05

1.0E+06

1.2E+06

Appendix